                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                 ____________________________________________
                                   FORM 8-K



             Current Report Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                 April 1, 1998



                      SafeGuard Health Enterprises, Inc.
              --------------------------------------------------
            (Exact Name of registrant as specified in its charter)



    Delaware                0-12050                 52-1528581
    --------                --------                ----------
 (State or other           (Commission              (IRS Employer
  jurisdiction of          File Number)           Identification No.)
  incorporation)



    505 North Euclid Street, P. O. Box 3210, Anaheim, California 92803-3210
    -----------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)



      Registrant's telephone number, including area code:  (714) 778-1005
                                                           --------------

     Item 2.  Acquisition or Disposition of Assets

     Effective as of April 1, 1998, Guards Dental, Inc., a California corporation ("Guards"), a wholly-owned subsidiary of SafeGuard Health Enterprises, Inc., a Delaware corporation ("Enterprises" or the "Company") completed the sale of its thirtyfour (34) orthodontic practices and related assets and liabilities (the "Practices") to Pacific Coast Dental, Inc. and Associated Dental Services, Inc. (collectively the "Purchasers"). A copy of the Press Release issued in connection with the sale of the Practices is attached hereto and marked as Exhibit "A."

     Pursuant to the terms of the definitive Master Asset Purchase Agreement (the "Agreement") dated effective as of April 1, 1998, by and among Guards and the Purchasers, the Practices were sold for total consideration of Fifteen Million Dollars ($15,000,000.00) paid by an eight and one-half percent (8.5%), thirty (30) year promissory note, secured by all current and future assets of the Purchasers, including those assets transferred under the Agreement made by the Purchasers and payable to Guards. The principle followed in determining the amount of consideration was the fair market value of the assets. A copy of the form of the Agreement and promissory note are attached hereto as Exhibits.
Among other provisions, the Agreement details the sale of associated assets and liabilities of the Practices and a long term commitment to continue to provide orthodontic services to the members of the Company's wholly-owned subsidiary, SafeGuard Health Plans, Inc., a California corporation.

     Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Financial information that may be material to investors as a result of the discontinuance of the business activities of the Practices and the disposition of assets described in Item 2 herein, was disclosed in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1998, and is hereby incorporated by reference.

(c)  Exhibits.

     10.18   One              Form of Master Asset Purchase Agreement effective
                              as of April 1, 1998, and Form of Promissory Note without exhibits./12/

     10.19   One              Press Release dated April 1, 1998



                                 EXHIBIT INDEX
                                 -------------

             NUMBER
EXHIBIT       OF
NUMBER      COLUMNS   DESCRIPTION
-------     -------   -----------
 2.1          One     Plans of Acquisition/7/
10.1          One     1984 Stock Option Plan/3/
10.2          One     Stock Option Plan Amendment/1/
10.3          One     Stock Option Plan Amendment/4/
10.4          One     Stock Option Plan Amendment/5/
10.5          One     Amended Stock Option Plan/9/
10.6          One     Corporation Grant Deed, dated December 21, 1984,
                      relating to a property located at 505 North Euclid
                      Avenue, Anaheim, California/2/
10.7          One     Employment Agreement, as Amended, dated May 25, 1995,
                      between Steven J. Baileys, D.D.S. and the Company./6/
10.8          One     Employment Agreement, as Amended, dated May 25, 1995,
                      between Ronald I. Brendzel and the Company./6/
10.9          One     Employment Agreement dated May 25, 1995, between John
                      E. Cox and the Company./6/
10.10         One     Employment Agreement dated May 25, 1995, between Wayne
                      K. Butts and the Company./6/
10.11         One     Form of Rights Agreement, dated as of March 22, 1996,
                      between the Company and American Stock Transfer and
                      Trust Company, as Rights Agent./6/
10.12         One     Employment Agreement dated January 5, 1997,
                      between Herb J. Kaufman, D.D.S. and the Company./9/
10.13         One     Credit Agreement dated September 25, 1996, between
                      Bank of America National Trust and Savings Association
                      and the Company./8/
10.14         One     Stock Purchase Agreement between Consumers Life
                      Insurance Company and SafeGuard Health Enterprises,
                      Inc. dated March 6, 1997/10/

10.15         One     Purchase Agreement between Associated Dental Services,
                      Inc. and Guards Dental, Inc. dated August 1, 1997/10/
10.16         One     Purchase agreement between Pacific Coast Dental, Inc.
                      and Guards Dental, Inc. dated August 1, 1997/10/
10.17         One     Form of Note Purchase Agreement dated as of September
                      30, 1997, and form of Promissory Note/11/
10.18         One     Form of Master Asset Purchase Agreement effective as
                      of April 1, 1998, and Form of Promissory Note without
                      exhibits./12/
10.19         One     Press Release dated April 1, 1998.
-------------------------------------
     1    Incorporated by reference herein to the exhibit of the same number filed as an exhibit to the Company's Registration
          Statement on Form S- filed on September 12, 1983 (File No. 2-86472).
     2    Incorporated by reference herein to the exhibit of the same number filed as an exhibit to the Company's Registration
          Statement on Form  S-1 filed on August 22, 1985 (File No. 2-99663).
     3    Incorporated by reference herein to the exhibit of the same number filed as an exhibit to the Company's Registration
          Statement on Form S-1 filed on July 3, 1984 (File No. 2-92013).
     4    Incorporated by reference herein to the exhibit of the same number filed as an exhibit to the Company's Annual Report of
          Form 10-K for the period ended December 31, 1989.
     5    Incorporated by reference herein to the exhibit of the same number filed as an exhibit to the Company's Annual Report of
          Form 10-K for the period ended December 31, 1992.
     6    Incorporated by reference herein to the exhibit of the same number filed as an exhibit to the Company's Annual Report of
          Form 10-K for the period ended December 31, 1995.
     7    Incorporated by reference herein to Exhibit D filed as an exhibit to the Company's Report on Form 8-K dated September 27,
          1996.
     8    Incorporated by reference herein to Exhibit E filed as an exhibit to the Company's Report on Form 8-K dated September 27,
          1996.
     9    Incorporated by reference herein to the exhibit of the same number filed as an exhibit to the Company's Annual Report on
          Form 10-K for the period ended December 31, 1996.
     10   Incorporated by reference to the exhibit of the same number filed as an exhibit to the Company's quarterly statement on
          Form 10-Q for the period ended June 30, 1997.
     11   Incorporated by reference herein to Exhibit 99.1 filed as an exhibit to the Company's Report on Form 8-K dated October 7,
          1997.
     12   Enterprises agrees to furnish a supplemental copy of schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             SAFEGUARD HEALTH ENTERPRISES, INC.


                             By: /s/ JOHN E. COX
                                 ------------------------------------
                                 JOHN E. COX
                                 President and Chief Operating Officer


DATE: April 6, 1998          By: /s/ RONALD I. BRENDZEL
                                 ------------------------------------
                                 RONALD I. BRENDZEL
                                 Senior Vice President and Secretary





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